GOLDMAN SACHS TRUST
Goldman Sachs Structured Tax-Advantaged Equity Funds

Class A, Class B, Class C, Institutional and Service Shares
(as applicable) of the

Goldman Sachs Structured Tax-Managed Equity Fund
Goldman Sachs Structured International Tax-Managed Equity Fund

Supplement dated June 22 , 2009 to the
Prospectus dated April 30, 2009 (the “Prospectus”)

For the Goldman Sachs Structured Tax-Managed Equity Fund and the Goldman Sachs Structured International Tax-Managed Equity Fund (collectively, the “Funds”), the following replaces the last four sentences of the first paragraph under the section “Other Investment Practices and Securities” in the Funds’ Prospectuses:

Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a 45 calendar-day lag between the date of the information and the date on which the information is disclosed. Each Fund may, however, publish these holdings more frequently if it has a legitimate business purpose for doing so. In addition, the Funds publish on their website quarter-end top ten holdings subject to a 10 calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of a Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

This Supplement should be retained with your Prospectus for future reference.

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TAXADVSTK 06-09